UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------

               (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 09/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2004

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                October 13, 2004

Dear Fellow Shareholders,

  The September quarter was down slightly, modestly better than the benchmark Russell 2000 Index. For the nine months ended September 30, the Fund was up 8.1%, compared to the Russell 2000 return of 3.7%. The largest contributor to the relative performance was the underweight position in technology, a group that declined significantly in the quarter. Our consumer-oriented stocks had a positive impact on performance, but financial related equities detracted.
Energy stocks remained strong as oil prices approached $50 per barrel at the end of the quarter. Concern about slowing economic growth was reflected in the bond market, with the 10 Year Treasury Bond rallying to 4.1% from 4.6%.

  Although the government recently revised its second quarter Gross Domestic Product (GDP) to 3.3% from the 2.8% figure originally reported, there was widespread belief that the economy had hit a proverbial "soft patch." Several high profile earnings misses seemed to remind investors that the elevated growth rates experienced over the last few quarters were not sustainable. This was especially true in the technology arena. High raw material prices, particularly steel and energy, caused additional earnings problems. High gasoline prices were cited as a significant factor in the numerous earnings misses among retailers. The U.S. consumer is loaded with debt. Furthermore, the market appeared to be rattled by continuing problems in Iraq.

  Despite this litany of negatives, the economy still appears to be growing. China and India continue to grow rapidly and worldwide GDP growth has improved. The International Monetary Fund's recently published economic survey predicts 5% worldwide GDP growth in 2004, the fastest rate in 20 years. Employment numbers, while choppy, have generally been better. Real wages, which have been weak for a few years, are showing nascent signs of improvement. Corporate balance sheets continued to improve in the September quarter. The reported "core" inflation rate is under control, but as we have discussed in the past, the official measurement may significantly understate true inflation.

  Last quarter's letter articulated our current thinking on some of these big picture issues. Quickly summarizing, the consumer remains stretched due to a weak balance sheet. Housing prices look inflated and the refinancing wave, which positively impacted consumer spending in recent years, appears to be largely over. Additionally, and perhaps most importantly, stock market valuations are high by historical standards. This, along with the aforementioned factors, lead us to remain cautious and careful.

  As is our custom, we offer some comments on a few of the holdings in the Fund. Below are three relatively new additions, Accredo Health, Inc., Global Imaging Systems, Inc. and PSS World Medical, Inc..

                              ACCREDO HEALTH, INC.

DESCRIPTION:
------------

  Accredo Health is the largest provider of specialized pharmacy services. The Company provides overnight, temperature-controlled delivery of its biopharmaceutical drug portfolio, which currently includes 24 injectible and infusion therapies. Nine of these represent preferred or exclusive manufacturer relationships. Service level is the key differentiating factor for Accredo as the Company focuses on chronic diseases, typically where treatments are used in the patient's home for the duration of their lives. The estimated annual drug costs per patient are high at $8,000 to $300,000 per year. The Company also provides reimbursement specialists and product launch consulting, and clinical outcome data to biotechnology companies serving the chronically ill.

GOOD BUSINESS:
--------------

  o Accredo has the leading market share and is recognized for their high service model.

  o The business is durable, serving the aligned needs of biotech drug manufacturers, payers, and patients by ensuring that compliance dosage requirements are met.

  o Size and scale allow for superior margins and low double-digit returns on investment capital (ROIC).

  o Revenues are recurring; the products, while expensive, are necessities for the chronically ill patient.

  o The capital intensity of the business is low, cash flow is high, and net debt-to-total capital is just 12%.

VALUATION:
----------

  o At 14.6x forward earnings, the shares trade at almost half the historical average of 25.8x. The historical price-to-earnings (P/E) range is 10x to 50x.

  o On a price-to-sales basis Accredo trades at 0.7x, which is 42% below its historical average of 1.2x and near the bottom of the long-term range of 0.5x to 3x.

  o While the entire industry has declined over the past several months, Accredo still trades at an average 25% discount to Priority Health Care and Caremark, its two closest competitors.

MANAGEMENT:
-----------

  o David Stevens has served as the Company's Chairman and Chief Executive Officer since 1996, when he joined with the acquisition of LeBonheur Health Systems. Stevens has over 30 years experience in the health care industry, primarily in the health care services sector. He also has board duties at Thomas & Betts and Wright Medical Group.

  o Joel Kimbrough, Chief Financial Officer and Treasurer, has been in this role since 1996 and has 15 years with Accredo. He had previously been a public accountant with Ernst and Young LLP, from 1980 to 1989.

  o Since the stock's large decline, several insiders have bought shares outright.

  o The management is highly disciplined with respect to gross margin hurdle rates. This instills a belief that they are more focused on the long term. Examples include the second quarter 2003 earnings commentary regarding their decision to walk away from lower margined Synagis business.

INVESTMENT THESIS:
------------------

  Having declined 42% since April, the stock appears to have overreacted to reduced government reimbursements. Government only represents about 20% of the Company's total payer base, which is roughly half of its competitors' exposure. Management appeared to outline a worst-case scenario in a recent press release. Some of the Medicare and Medical (California Medicaid) reimbursement proposals are quite severe and may perhaps be modified before they take their final form. Furthermore, there have been numerous acquisitions of specialty pharma companies and Accredo's valuation makes it an attractive target. New product additions should provide more operating stability and help regain a more respectable P/E ratio. Placing a P/E of 20x on normalized earnings of $1.80 yields a gain of approximately 55%.

                          GLOBAL IMAGING SYSTEMS, INC.

DESCRIPTION:
------------

  Global Imaging is a $700 million provider of office technology solutions, including digital copiers, analog copiers, network integration, electronic presentation systems and related products and services. The Company is focused on providing equipment and services to the middle market. Unlike competitors such as IKON and Danka, who serve primarily large accounts, Global is focused on smaller companies that are much more profitable to service. Global Imaging Systems grows both internally and via acquisition.

GOOD BUSINESS:
--------------

  o Global Imaging provides an important product and service to a large, diverse group of customers, with emphasis on the middle market.

  o Approximately 40% of total revenues are recurring in nature. This recurring business includes service contracts, aftermarket supplies and parts, and maintenance agreements. The Company achieves a 90% service attach rate with each piece of equipment sold.

  o Global Imaging Systems is the most profitable publicly traded company within the industry. Global's selling, general, and administrative expense (SG&A) cost structure is at least 6% lower than the competition and the Company generates earnings before interest and tax (EBIT) margins greater than 10%.

  o  Return on invested capital is 10-11%.

  o  The balance sheet is appropriately levered.

VALUATION:
----------

  o At 13.6x and 12.3x 2005 and 2006 (March) estimates, respectively, Global Imaging is trading at an attractive valuation, both on an absolute and relative basis.

  o The shares trade at a substantial discount to the Russell 2000. The shares should trade closer to a market multiple.

  o  The stock trades near private market value.

MANAGEMENT:
-----------

  Tom Johnson, President and Chief Executive Officer, founded Global Imaging through a partnership with GTCR in 1994. Before Global Imaging, Johnson spent a number of years with Danka Business Systems, including several years as Chief Operating Officer prior to that company going public. He also has experience with Alco Standard, now called IKON. He is a graduate of Harvard Business School and owns approximately 2% of the common stock. His tenure in this industry of more than 25 years includes operating, managing and acquiring office equipment dealers.

INVESTMENT THESIS:
------------------

  Global Imaging is a well-managed, highly profitable office equipment company that should produce better-than-average growth with a reasonable amount of predictability. The Company has a very good acquisition track record and should augment internal growth with disciplined acquisitions. The valuation is reasonable and should continue to expand.

                            PSS WORLD MEDICAL, INC.

DESCRIPTION:
------------

  PSS World Medical is a specialty marketer and distributor of medical products, equipment and pharmaceutical related products, to physician offices, long-term care facilities and home care providers. The Company operates 43 full-service distribution centers, which serve all 50 states. The Physician unit uses 720 sales representatives and 33 distribution facilities to market and distribute medical supplies, pharmaceuticals and equipment to over 100,000 offices. The Elder Care unit has 120 sales people and 13 distribution centers that cover 10,000 nursing homes, skilled nursing facilities and home care providers.

GOOD BUSINESS:
--------------

  o PSS distributes low-priced consumable medical products to a diverse group of health care customers.

  o  The business model is fairly predictable and easily understood.

  o The Company is the largest healthcare supply distributor to the elder care industry and the third largest to physician offices.

  o Management has taken initiatives to streamline the business, divest underperforming operations and increase profitability.

  o  ROIC approximates 9%, which is double what it was three years ago.

VALUATION:
----------

  o PSS currently trades at 19x and 14.6x fiscal year 2005 and 2006 (March) earnings per share (EPS) estimates of $0.50 and $0.65, respectively. Similar healthcare distribution companies typically trade at 14x to 25x EPS.

  o On a price-to-sales basis, PSS trades at 0.4x. This is on the low end of its 10-year range of 0.36x to 1.1x. Other healthcare distributors typically trade at price-to-sales ratios of 0.4x to 0.8x.

MANAGEMENT:
-----------

  o David Smith was appointed Chief Executive Officer in January of 2002 and has served on the Board of Directors of the Company since 1993. Mr. Smith became President in 2000 and was Chief Financial Officer from 1992-2002.

     He has spearheaded the effort to improve core operations and divest underperforming divisions.

  o The Company's Chief Financial Officer is David Bronson. He is a 30-year veteran of the distribution industry and was formerly CFO of VWR Scientific Products, prior to its being acquired by Merck KGaA, of Germany.

INVESTMENT THESIS:
------------------

  After a period of poor and erratic performance, management has undertaken several initiatives to improve operating results. New growth opportunities include a stepped-up effort to distribute non-prescription pharmaceuticals and private label products. The Company's valuation should increase as predictability and growth improve. Recent weakness in the stock relates to the availability of flu vaccine and the impact of hurricanes. These issues appear to be transitory. The shares should move 30-50% if they are just moderately successful in executing their plan.

  As of October 28, 2004, our Board of Directors declared a distribution from net short-term capital gains of $0.7102, which will be treated as ordinary income, and $0.5019 from net long-term capital gains, payable October 29, 2004, to shareholders of record on October 27, 2004.

  Thank you for your continued confidence in FMI Common Stock Fund, Inc.

  Sincerely,

     /s/Ted D. Kellner        /s/Donald S. Wilson      /s/Patrick J. English

     Ted D. Kellner, CFA      Donald S. Wilson, CFA    Patrick J. English, CFA
     President and            Vice President           Vice President and
     Portfolio Manager                                 Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund
COST DISCUSSION


                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2004

                  Consumer Discretionary                20.1%
                  Commercial Services                   12.2%
                  Materials & Processing                10.4%
                  Financial Services                     8.4%
                  Distribution                           8.4%
                  Producer Durables                      7.5%
                  Technology                             7.4%
                  Healthcare                             5.8%
                  Energy                                 5.4%
                  Transportation                         3.3%
                  Consumer Staples                       2.5%
                  Cash                                   8.6%

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning             Ending             Expenses Paid
                                                   Account             Account          During Period*<F1>
                                                Value 3/31/04       Value 9/30/04         3/31/04-9/30/04
                                                -------------       -------------         ---------------
FMI Common Stock Fund Actual $1,000               $1,000.00           $1,039.30                $6.17
Hypothetical (5% return before expenses)          $1,000.00           $1,025.00                $6.12

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

FMI Common Stock Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2004, the FMI Common Stock Fund had a total return of 20.33%. The performance of the Fund was driven by technology, health care and to a lesser extent, consumer staples. Materials and consumer discretionary sectors hurt the performance. The Russell 2000 gained 18.77% in the fiscal year ending September 30, 2004. The Russell 2000 was driven by energy, financials and industrials. In a reversal of its very strong fiscal 2003 showing, the technology sector of the Russell 2000 was down about 4.5%. With the exception of technology and telecom, the gain in the market was broad based, with nearly all other sectors participating. Rising commodity prices, particularly for metals and energy, was the dominant economic feature for 2004. Worldwide economic growth accelerated in fiscal 2004, but so did inflation. While the outlook for global economic growth has improved, the U.S. picture is clouded by excessive consumer debt and the likelihood of higher interest rates. Earnings growth has been strong for both the Russell 2000 and the Fund over the past year. Nevertheless, valuations remain near the upper bound of historical parameters in the Russell 2000. High valuations may limit the returns of the Russell 2000 over the next few years. The Fund trades at a discount valuation compared to the Russell 2000. The managers also believe the quality of the Fund companies is superior to the Russell 2000 companies. Thus, over the next few years the managers expect superior relative performance for the Fund. The managers think absolute returns, however, may be below historical averages.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            FMI COMMON STOCK FUND AND THE RUSSELL 2000 INDEX(1)<F2>

        Date            FMI Common Stock Fund           Russell 2000 Index
        ----            ---------------------           ------------------
      9/30/94                  $10,000                       $10,000
      9/30/95                  $12,270                       $12,340
      9/30/96                  $13,828                       $13,957
      9/30/97                  $19,138                       $18,590
      9/30/98                  $15,766                       $15,054
      9/30/99                  $18,349                       $17,925
      9/30/00                  $21,716                       $22,118
      9/30/01                  $24,104                       $17,427
      9/30/02                  $24,629                       $15,806
      9/30/03                  $29,008                       $21,575
      9/30/04                  $34,906                       $25,625

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 20.33%              13.72%              13.32%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

FMI Common Stock Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Common Stock Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Common Stock Fund, Inc. (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 29, 2004

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
September 30, 2004

  SHARES                                               COST           VALUE
  ------                                               ----           -----

COMMON STOCKS -- 91.4% (A)<F4>

COMMERCIAL SERVICES SECTOR -- 12.2%
-----------------------------------

               BUSINESS SERVICES -- 7.9%
    470,000    ABM Industries Inc.                 $  7,631,749   $  9,470,500
    306,000    G & K Services, Inc.                   9,714,296     12,160,440
    375,000    Watson Wyatt &
                 Company Holdings                     8,812,855      9,862,500
                                                   ------------   ------------
                                                     26,158,900     31,493,440

               INDUSTRIAL SERVICES -- 4.3%
    580,000    Republic Services, Inc.               12,319,070     17,260,800

CONSUMER DISCRETIONARY SECTOR -- 20.1%
--------------------------------------

               CONSUMER DURABLES -- 2.4%
    355,300    Snap-on Inc.                          11,144,257      9,792,068

               PUBLISHING-MISCELLANEOUS -- 3.8%
    365,000    ProQuest Co.*<F3>                     10,006,853      9,380,500
    183,000    Scholastic Corp.*<F3>                  6,427,511      5,652,870
                                                   ------------   ------------
                                                     16,434,364     15,033,370

               RESTAURANTS -- 3.2%
    550,900    Darden Restaurants, Inc.              11,646,384     12,846,988

               RETAIL TRADE -- 4.9%
    551,200    Casey's General Stores, Inc.           6,804,096     10,246,808
    160,000    Michaels Stores, Inc.                  7,093,156      9,473,600
                                                   ------------   ------------
                                                     13,897,252     19,720,408

               TEXTILE-APPAREL
                 MANUFACTURERS -- 5.8%
    345,000    Liz Claiborne, Inc.                   10,636,791     13,013,400
    445,000    Paxar Corp.*<F3>                       5,364,686     10,092,600
                                                   ------------   ------------
                                                     16,001,477     23,106,000

CONSUMER STAPLES SECTOR -- 2.5%
-------------------------------

               FOODS & BEVERAGES -- 2.5%
    152,000    Lancaster Colony Corp.                 6,025,170      6,409,080
    181,800    Ruddick Corp.                          3,454,524      3,570,552
                                                   ------------   ------------
                                                      9,479,694      9,979,632

DISTRIBUTION SECTOR -- 8.4%
---------------------------

               EDUCATION SERVICES -- 1.1%
    117,000    School Specialty, Inc.*<F3>            4,246,687      4,610,970

               HEALTHCARE -- 2.8%
    238,100    Accredo Health, Inc.*<F3>              5,833,332      5,612,017
    545,900    PSS World Medical, Inc.*<F3>           5,985,987      5,480,836
                                                   ------------   ------------
                                                     11,819,319     11,092,853

               OFFICE PRODUCTS -- 2.0%
    182,600    United Stationers Inc.*<F3>            7,621,441      7,924,840

               TECHNOLOGY COMPONENTS -- 2.5%
    445,800    Arrow Electronics, Inc.*<F3>           7,226,317     10,066,164

ENERGY SECTOR -- 5.4%
---------------------

               OIL & GAS PRODUCERS -- 5.4%
    245,000    Newfield Exploration Co.*<F3>         10,366,620     15,003,800
    168,800    St. Mary Land &
                 Exploration Co.                      5,694,237      6,719,928
                                                   ------------   ------------
                                                     16,060,857     21,723,728

FINANCIAL SERVICES SECTOR -- 8.4%
---------------------------------

               LIFE INSURANCE -- 3.2%
    325,000    Protective Life Corp.                 10,221,438     12,775,750

               MULTI-LINE INSURANCE -- 5.2%
    235,000    Delphi Financial Group, Inc.           6,815,112      9,439,950
    465,000    Old Republic
                 International Corp.                  8,942,810     11,638,950
                                                   ------------   ------------
                                                     15,757,922     21,078,900

HEALTHCARE SECTOR -- 5.8%
-------------------------

               DENTAL -- 3.6%
    482,900    Sybron Dental
                 Specialties, Inc.*<F3>              11,081,972     14,337,301

               HEALTHCARE SERVICES -- 2.2%
    277,500    Renal Care Group, Inc.*<F3>            6,084,058      8,943,825

MATERIALS & PROCESSING SECTOR -- 10.4%
--------------------------------------

               CHEMICALS -- 5.7%
    330,500    Albemarle Corp.                        9,538,935     11,597,245
    260,600    Engelhard Corp.                        6,592,980      7,388,010
     62,000    Minerals
                 Technologies Inc.                    2,497,726      3,649,320
                                                   ------------   ------------
                                                     18,629,641     22,634,575

               CONTAINERS & PACKAGING-
                PAPER & PLASTIC -- 4.7%
    306,000    AptarGroup, Inc.                      10,236,012     13,454,820
    215,000    Spartech Corp.                         4,639,429      5,396,500
                                                   ------------   ------------
                                                     14,875,441     18,851,320

PRODUCER DURABLES SECTOR -- 7.5%
--------------------------------
               BUSINESS EQUIPMENT -- 2.0%
    263,000    Global Imaging
                 Systems, Inc.*<F3>                   6,652,708      8,174,040

               MACHINERY-INDUSTRIAL/SPECIALTY -- 5.5%
    280,000    Albany International Corp.             8,522,249      8,346,800
    119,900    IDEX Corp.                             2,231,602      4,071,804
    304,100    York International Corp.              11,791,535      9,606,519
                                                   ------------   ------------
                                                     22,545,386     22,025,123

TECHNOLOGY SECTOR -- 7.4%
-------------------------

               COMPUTER SERVICES SOFTWARE
                 & SYSTEMS -- 7.4%
    524,400    The BISYS Group, Inc.*<F3>             7,548,788      7,661,484
    166,500    eFunds Corp.*<F3>                      2,472,900      3,095,235
    376,700    Imation Corp.                         13,314,971     13,406,753
    664,200    MPS Group, Inc.*<F3>                   5,745,487      5,585,922
                                                   ------------   ------------
                                                     29,082,146     29,749,394

TRANSPORTATION SECTOR -- 3.3%
-----------------------------

               TRUCKING -- 3.3%
    163,800    Pacer International, Inc.*<F3>         2,553,478      2,686,320
    540,300    Werner Enterprises, Inc.              10,427,044     10,433,193
                                                   ------------   ------------
                                                     12,980,522     13,119,513
                                                   ------------   ------------
               Total common stocks                  311,967,253    366,341,002

 PRINCIPAL
   AMOUNT
 ---------
SHORT-TERM INVESTMENTS -- 8.0% (A)<F4>

               VARIABLE RATE DEMAND NOTES -- 8.0%
$19,500,000    U.S. Bank, N.A., 1.59%                19,500,000     19,500,000
 12,709,302    Wisconsin Corporate
                 Central Credit Union,
                 1.51%                               12,709,302     12,709,302
                                                   ------------   ------------
                     Total short-term
                     investments                     32,209,302     32,209,302
                                                   ------------   ------------
                   Total investments               $344,176,555    398,550,304
                                                   ------------
                                                   ------------
               Cash and receivables, less
                 liabilities --  0.6% (A)<F4>                        2,313,383
                                                                  ------------
                     NET ASSETS                                   $400,863,687
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 ($0.01 par value, indefinite
                 shares authorized), offering
                 and redemption price
                 ($400,863,687 /16,646,159
                 shares outstanding)                                    $24.08
                                                                        ------
                                                                        ------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                       $ 2,834,293
   Interest                                                            349,639
                                                                   -----------
       Total income                                                  3,183,932
                                                                   -----------
EXPENSES:
   Management fees                                                   3,552,567
   Transfer agent fees                                                 329,162
   Administrative services                                             192,629
   Printing and postage expense                                         78,645
   Custodian fees                                                       76,966
   Registration fees                                                    50,938
   Professional fees                                                    40,850
   Insurance expense                                                    19,051
   Board of Directors fees                                               8,966
   Other expenses                                                       10,797
                                                                   -----------
       Total expenses                                                4,360,571
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,176,639)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    22,007,079
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              36,044,266
                                                                   -----------
NET GAIN ON INVESTMENTS                                             58,051,345
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $56,874,706
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                            2004                2003
                                                                                          --------            --------
OPERATIONS:
   Net investment loss                                                                  $ (1,176,639)       $   (650,203)
   Net realized gain on investments                                                       22,007,079           6,043,991
   Net increase in unrealized appreciation on investments                                 36,044,266          16,642,461
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               56,874,706          22,036,249
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.48428 per share)                             (5,724,994)*<F5>            --
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (8,487,388 and 6,733,392 shares, respectively)            189,927,760         130,037,819
   Net asset value of shares issued in distributions reinvested (259,919 shares)           5,514,081                  --
   Cost of shares redeemed (2,942,275 and 1,264,001 shares, respectively)                (67,646,756)        (23,491,080)
                                                                                        ------------        ------------
       Net increase in net assets derived from Fund share activities                     127,795,085         106,546,739
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                    178,944,797         128,582,988
NET ASSETS AT THE BEGINNING OF THE YEAR                                                  221,918,890          93,335,902
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $400,863,687        $221,918,890
                                                                                        ------------        ------------
                                                                                        ------------        ------------

*<F5>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                        YEARS ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                  $20.47         $17.38         $19.60         $18.77         $16.32

Income from investment operations:
   Net investment (loss) income                      (0.08)*<F6>    (0.09)*<F6>    (0.01)*<F6>     0.00          (0.03)
   Net realized and unrealized
      gains on investments                            4.17           3.18           0.47**<F7>     1.90           2.91
                                                    ------         ------         ------         ------         ------
Total from investment operations                      4.09           3.09           0.46           1.90           2.88

Less distributions:
   Dividend from net investment income                  --             --             --             --             --
   Distributions from net realized gains             (0.48)            --          (2.68)         (1.07)         (0.43)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (0.48)            --          (2.68)         (1.07)         (0.43)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $24.08         $20.47         $17.38         $19.60         $18.77
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                        20.33%         17.78%          2.18%         10.99%         18.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)               400,864        221,919         93,336         52,049         47,015
Ratio of expenses to average net assets              1.23%          1.25%          1.14%          1.23%          1.25%
Ratio of net investment (loss) income
  to average net assets                             (0.33%)        (0.46%)        (0.03%)         0.00%         (0.20%)
Portfolio turnover rate                              39.4%          34.0%          28.8%          46.8%          46.7%

 *<F6> In 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding.
**<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. Effective April 15, 2004, the Fund closed to new investors. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMIa monthly management fee at the annual rate of 1% of the daily net assets of the Fund. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2004.

          Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 28, 2004, the Fund distributed $11,746,212 from net short-term realized gains ($0.7102 per share) and $8,301,019 from long-term realized gains ($0.5019 per share). The distributions were paid on October 29, 2004 to shareholders of record on October 27, 2004.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $234,630,550 and $123,869,473, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2004, liabilities of the Fund included the following:

          Payable to FMI for management and administrative fees       $301,559
          Payable to shareholders for redemptions                       35,814
          Deferred compensation plan for Directors                       3,966
          Other liabilities                                             76,236

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2004, the sources of net assets were as follows:

          Fund shares issued and outstanding                      $326,524,805
          Net unrealized appreciation on investments                54,373,749
          Undistributed net realized gains on investments           19,969,099
          Accumulated net investment loss                               (3,966)
                                                                  ------------
                                                                  $400,863,687
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                            GROSS             GROSS         NET UNREALIZED     DISTRIBUTABLE      DISTRIBUTABLE
           COST OF        UNREALIZED       UNREALIZED        APPRECIATION         ORDINARY          LONG-TERM
         INVESTMENTS     APPRECIATION     DEPRECIATION      ON INVESTMENTS         INCOME         CAPITAL GAINS
         -----------     ------------     ------------      --------------     -------------      -------------
         $344,254,689    $62,064,292       $7,768,677         $54,295,615       $11,746,212         $8,301,019

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                SEPTEMBER 30, 2004                                    SEPTEMBER 30, 2003
        -----------------------------------------------------------------      --------------------------------
           ORDINARY       LONG-TERM        NET CAPITAL                            ORDINARY          LONG-TERM
            INCOME      CAPITAL GAINS         LOSS           POST-OCTOBER          INCOME         CAPITAL GAINS
        DISTRIBUTIONS   DISTRIBUTIONS      CARRYOVERS           LOSSES         DISTRIBUTIONS      DISTRIBUTIONS
        -------------   -------------      ----------        ------------      -------------      -------------
           $938,273       $4,786,721           $--                $--               $--                $--

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualifying for the dividends received deduction is 90% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 90% (unaudited).

FMI Common Stock Fund, Inc.
DIRECTORS AND OFFICERS

                                                                                                 # OF FUNDS    OTHER
                                         TERM OF           PRINCIPAL                             IN COMPLEX    DIRECTORSHIPS
                             POSITION    OFFICE AND        OCCUPATION                            OVERSEEN      HELD BY
NAME, AGE                    HELD WITH   LENGTH OF         DURING PAST                           BY DIRECTOR   DIRECTOR
AND ADDRESS                  THE FUND    TIME SERVED       FIVE YEARS                            OR OFFICER    OR OFFICER
-----------                  ---------   -----------       -----------                           -----------   -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 56           Director    Indefinite Term   Mr. Allen has been Executive Vice          8        Harley-Davidson,
1801 California Street                   Since October     President of Qwest Communications                   Inc., FMI Funds,
Denver, CO 80202                         1996              International, Inc. a global                        Inc. and
                                                           communications company since September,             FMI Mutual Funds,
                                                           2002.  Prior to this, Mr. Allen had                 Inc.
                                                           served as President of Allen Enterprises,
                                                           LLC, a private equity investments
                                                           management company he founded after
                                                           retiring from Ameritech in July 2000.
                                                           Mr. Allen served as an officer of
                                                           Ameritech from August 1995 to July 2000.

George D. Dalton, 76         Director    Indefinite Term   Mr. Dalton is Chairman and Chief           8        Clark Consulting,
20825 Swenson Drive                      Since January     Executive Officer of Call_Solutions.com,            Inc., FMI Funds,
Waukesha, WI  53186                      1998              Inc. Prior to January 2000, Mr. Dalton              Inc., and FMI Mutual
                                                           was Chairman of the Board and Chief                 Funds, Inc.
                                                           Executive Officer of Fiserv, Inc., and had
                                                           served in that capacity since 1984.

Gordon H.                    Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I          8        Renaissance Learning
  Gunnlaugsson, 60                       Since March       Corporation. He was employed by                     Systems, Inc., FMI
c/o Fiduciary                            2001              M&I Corporation from June 1, 1970 to                Funds, Inc. and FMI
  Management, Inc.                                         December 31, 2000 where he most                     Mutual Funds, Inc.
100 E. Wisconsin Ave.                                      recently held the positions of Executive
Suite 2200                                                 Vice President and Chief Financial Officer.
Milwaukee, WI 53202

Paul S. Shain, 41            Director    Indefinite Term   Mr. Shain is President and Chief Operating 8        FMI Funds, Inc. and
5520 Research                            Since March       Officer of Berbee Information Networks,             FMI Mutual Funds,
  Park Drive                             2001              and has been employed by such firm since            Inc.
Madison, WI  53711                                         January 2000. Prior to joining Berbee
                                                           Information Networks, Mr. Shain spent
                                                           12 years at Robert W. Baird & Co.,
                                                           Incorporated, most recently as Managing
                                                           Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Ted D. Kellner,*<F8> 58      Director    Indefinite Term   Mr. Kellner is Chairman of the Board       8        Marshall & Ilsley
c/o Fiduciary                            Since July 1981   and Chief Executive Officer of Fiduciary            Corporation and
  Management, Inc.           President   One Year Term     Management, Inc. which he co-founded                FMI Funds, Inc.
100 E. Wisconsin Ave.        and         Since 1981        in 1980.
Suite 2200                   Treasurer
Milwaukee, WI  53202

Donald S. Wilson,*<F8> 61    Director    Indefinite Term   Mr. Wilson is Vice Chairman and            8        FMI Mutual Funds,
c/o Fiduciary                            Since July 1981   Treasurer of Fiduciary Management, Inc.             Inc.
  Management, Inc.           Vice        One Year Term     which he co-founded in 1980.
100 E. Wisconsin Ave.        President   Since 1981
Suite 2200                   and
Milwaukee, WI  53202         Secretary

Patrick J. English,*<F8> 43  Director    Indefinite Term   Mr. English is President of Fiduciary      8        FMI Funds, Inc.
c/o Fiduciary                            Since January     Management, Inc. and has been employed
  Management, Inc.                       1998              by the investment adviser in various
100 E. Wisconsin Ave.        Vice        One Year Term     capacities since December, 1986.
Suite 2200                   President   Since 1996
Milwaukee, WI 53202

Kathleen M. Lauters, 52      Chief       At Discretion     Ms. Lauters has been the Fund's Chief      8        None
c/o Fiduciary                Compliance  of Board          Compliance Officer since September 2004.
  Management, Inc.           Officer     Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                    2004              Lauters was employed by Strong Capital
Suite 2200                                                 Management, most recently as Senior
Milwaukee, WI 53202                                        Compliance Analyst.

Camille F. Wildes, 52        Vice        One Year Term     Ms. Wildes is a Vice-President of          8        None
c/o Fiduciary                President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.           and         1999              been employed by the investment adviser
100 E. Wisconsin Ave.        Assistant                     in various capacities since December, 1982.
Suite 2200                   Treasurer
Milwaukee, WI 53202

*<F8> Messrs. Kellner, Wilson and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                          FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$14,050 (FY 2004) and $13,400 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$4,505 (FY 2004) and $4,275 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)    None

(e) (2)    None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
---------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of October 26, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. Since, October 26, 2004, the date of the last evaluation, there have been no significant changes in the FMI Common Stock Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By /s/Ted D. Kellner
        -------------------------------------------
        Ted D. Kellner, Principal Executive Officer

     Date November 19, 2004
          -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By /s/Ted D. Kellner
        --------------------------------------------
        Ted D. Kellner,  Principal Financial Officer

     Date November 19, 2004
          ------------------------------------------